SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
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Lummi Development, Inc.
(Name of Registrant As Specified in Its Charter)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT

Lummi Development, Inc.

3480 Preston Ridge Road, Suite 500
Alpharetta, Georgia 30005

Telephone: 770.343.8196

Facsimile: 770.343.8197

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

February 21, 2003

INTRODUCTION

      This information statement will be mailed on or about February 21, 2003 to the stockholders of record on January 17, 2003 of Lummi Development, Inc., a Delaware corporation (“Lummi”) in connection with certain actions to be taken by Lummi pursuant to the written consent by a majority of the stockholders of Lummi, dated February 7, 2003. The action to be taken pursuant to the written consent will be taken on or about March 13, 2003. The principal executive offices of Lummi are located at 3480 Preston Ridge Road, Suite 500, Alpharetta, Georgia 30005. Lummi’s telephone number is (770) 343-8196.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER
WHICH WILL BE DESCRIBED HEREIN.

Ronald A. Potts
President, CEO

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE

WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING OF THE
STOCKHOLDERS ON OR ABOUT MARCH 13, 2003

To Our Shareholders:

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders in lieu of a special Meeting of the stockholders of Lummi Development, Inc. (“Lummi”) on or about March 13, 2003:

The adoption of an amendment to the Certificate of Incorporation of Lummi to effect a name change of the Corporation to Signature Horizons Group, Inc.

By order of the
Board of Directors,

Ronald A. Potts
President, CEO

February 21, 2003

OUTSTANDING SHARES AND VOTING RIGHTS

      As of January 17, 2003 Lummi’s authorized capitalization consists of 80,000,000 shares of common stock, par value $0.0001 per share and 20,000,000 shares of preferred stock, par value $0.0001 per share. As of January 17, 2003, there were 27,226,926 shares of common stock issued and outstanding, all of which were fully paid, non-assessable and entitled to vote and no shares of preferred stock issued and outstanding. Holders of common stock of Lummi have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

      Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the common stock issued and outstanding as of January 17, 2003, have voted in favor of the following proposals by written consent dated February 7, 2003, and having sufficient voting power to approve the adoption of the amended and restated certificate of incorporation through their ownership of Lummi’s common stock, no other shareholder consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14C-2 under the Exchange Act, the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to Lummi’s stockholders. As this Information Statement is being sent to the beneficial owners of the common stock on or about February 21, 2003, which is more than twenty (20) days before the effective date of the adoption of the proposal, we anticipate that the actions contemplated herein will be effected on or about the close of business on March 13, 2003.

      Lummi has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

OWNERSHIP OF SECURITIES

      The following table sets forth, as of January 17, 2003, the number of shares of common stock of Lummi owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of Lummi’s outstanding shares, (ii) each director of Lummi, (iii) each of the executive officers, and (iv) all directors and executive officers of Lummi as a group. The stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company’s principal executive office. Directors not included in the table below do not hold Lummi securities.

		Number of Shares
	Name, Address and Title of	Beneficially Owned (as
Class of Security	Stockholder Stockholder	of January 17, 2003)	Percent

Common Stock	Ronald A. Potts, President, CEO and Chairman of the Board	4,549,868	16.7%
Common Stock	Peggy A. Evans, Chief Financial Officer, Chief Operating Officer, Secretary and Director	2,053,333	7.5%
Common Stock	Lewis Bivens Director	113,533	*
Common Stock	Charles B. Hicks 1021 Alvin Weinberg Dr., Oakridge, Tennessee 37830	3,000,000	11.0%
Common Stock	Signature Horizons, Inc.(1)	3,000,000	11.0%
Common Stock	All Executive Officers and Directors as a group (3 persons)	6,716,534	24.6%

*	less than 1%

(1)	Signature Horizons, Inc. is a wholly-owned subsidiary of the Company. The 3,000,000 shares of the Company’s common stock that it owns are pledged as security for a loan. Signature is not entitled to vote these shares under Delaware law and these shares have not been voted for or against this amendment.

APPROVAL REQUIRED

      The approval of a majority of the outstanding stock entitled to vote is necessary to approve the following proposal. However, as discussed above, Lummi’s Board of Directors has obtained the necessary approval for these proposals from stockholders with voting authority or stock constituting in excess of 50% of the total outstanding shares of Lummi’s common stock entitled to vote. As such, the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with these actions.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

OF LUMMI DEVELOPMENT, INC.

Background

      On January 14, 2003, Lummi’s Board of Directors unanimously authorized an Amendment to the Certificate of Incorporation of the Corporation to effect a name change of the Corporation to Signature Horizons Group, Inc. The amendment was approved by a majority of Lummi’s stockholders on February 7, 2003.

      A proposed form of the Amendment to the Certificate of Incorporation is included as Exhibit A to this Information Statement. A Certificate in substantially the form of Exhibit A will be filed with the Delaware Secretary of State on or about March 13, 2003.

      The Amendment of the Certificate of Incorporation was proposed to the Board of Directors, and the Board of Directors has determined that the adoption of the proposed amendment will be in the best interests of Lummi.

Reasons for the Amendment

      The name change was proposed to better reflect the line of business the company is currently engaged in, to bring synergy between the parent and the operating subsidiary and because the company wants to build an international brand name for “Signature Horizons” properties.

      This amendment to the Company’s Certificate of Incorporation has no anti-takeover effect.

Required Vote

      The adoption of the above described Amended and Restated Certificate of Incorporation requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of common stock issued and outstanding on January 17, 2003. As discussed above, a majority of shareholders have approved the foregoing amendment.

No Right of Appraisal

      Under the General Corporation Law of the State of Delaware, the state in which Lummi is incorporated, the Corporate name change does not require Lummi to provide dissenting stockholders with a right of appraisal and Lummi will not provide stockholders such right.

Where You Can Find More Information

      Lummi is subject to the informational requirements of the Securities and Exchange Act of 1924, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy any materials that Lummi files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information which Lummi files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Lummi Development, Inc.

Ronald A. Potts
President and Chief Executive Officer

EXHIBIT A

STATE of DELAWARE

CERTIFICATE of AMENDMENT
of
CERTIFICATE of INCORPORATION
of
LUMMI DEVELOPMENT, INC.

      FIRST: That at a meeting of the Board of Directors of Lummi Development, Inc. a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“First. The name of this corporation shall be: Signature Horizons Group, Inc.”

      SECOND: That thereafter, in accordance with Section 228 of the General Corporation Law of Delaware, the stockholders of the Corporation, by written consent of stockholders holding as of the date of record the necessary number of shares of common stock as required by statute, voted in favor of the amendment.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

Ronald A. Potts
President and Chief Executive Officer